Exhibit 99.1

CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF FUSIONTECH, INC.
ADOPTED AS OF MARCH 3, 2011

The Audit Committee’s responsibilities and powers as delegated by the board of directors are set forth in this Charter.  Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

I.	PURPOSE AND AUTHORITY OF THE COMMITTEE

The Audit Committee (the "Committee") of FusionTech, Inc. (the "Company") is appointed by the Board of Directors (“Board”) to assist the Board in (1) monitoring the quality, reliability and integrity of the accounting policies and financial statements of the Company; (2) overseeing the Company's compliance with legal and regulatory requirements; (3) reviewing the independence, qualifications and performance of the Company's internal and external auditors; (4) overseeing the performance of the Company's internal audit function and independent auditors; (5) overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and (6) preparing an Committee report as required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of three or more members of the Board. The members of the Committee shall satisfy all applicable requirements then in effect of the NYSE Amex, or any stock exchange or national securities association on which the Company's securities are listed or quoted and any other applicable regulatory requirements, including without limitation requirements relating to director independence, financial literacy, nomination and size of the Committee, as well as the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC.  No member of the Committee may serve on the Committee of more than three public companies, including the Company, unless the Board (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

All members of the Committee shall have a working familiarity with basic finance and accounting practices (or acquire such familiarity within a reasonable period after his or her appointment) and at least one member must be an "audit committee financial expert" under the requirements of the Sarbanes-Oxley Act.  Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by a third party.

The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board, upon recommendation of the Nominating Committee, at the first meeting of the Board following the annual meeting of the Company’s stockholders and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation, retirement, removal from office or death.  The members of the Committee may be removed, with or without cause, by a majority vote of the Board. Vacancies on the Committee shall be filled by majority vote of the Board at the next Board meeting following the occurrence of the vacancy or as soon as practicable thereafter.

Unless a Chair is elected by the full Board, the members of the Committee shall designate a Chair by majority vote of the full Committee membership.  The Chair will chair all meetings of the Committee and set the agendas for Committee meetings.  The Chair shall establish an annual calendar with a proposed agenda of the audit, financial and other related matters to be addressed at each of the Committee's scheduled meetings during the year.  Committee members are expected to make suggestions for agenda items. A vacancy in the position of Committee Chair shall be filled by majority vote of the Committee at the next Committee meeting following the occurrence of the vacancy or as soon as practicable thereafter.

III.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as its members deem necessary to fulfill the Committee's responsibilities, but not less frequently than quarterly.  A majority of the Committee members shall constitute a quorum for the transaction of the Committee’s business. The Committee shall act upon the vote of a majority of its members at a duly called meeting at which a quorum is present. Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee. The Committee shall have the authority to establish other rules and procedures for notice and conduct of its meetings consistent with the Company’s bylaws and this Charter.  A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority within the scope of the Committee’s authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any applicable law, regulation or listing standard to be exercised by the Committee as a whole.

All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote.  Additionally, the Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. However, when necessary, the Committee may meet in executive session without such other persons present, and in all cases such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the Committee at the meeting and an identification of any matters that require action by the Board.  The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

IV.	COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee shall have the sole authority to appoint or replace the independent auditor.  The Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor shall report directly to the Committee.

The Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit).  The Committee may form and delegate authority to subcommittees of the Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.  The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and (ii) any advisors employed by the Committee. The Company shall also provide appropriate funding for ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties.

The Committee shall make regular reports to the Board.  The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The Committee shall review the Committee’s own performance annually.

The Committee shall:

Financial Statement and Disclosure Matters

1.	Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.
2.
Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3.
Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

4.
Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

(a) any significant changes in the Company’s selection or application of accounting principles;
(b) the Company’s critical accounting policies and practices;

(c) all alternative treatments of financial information within US generally accepted accounting principles ("GAAP") that have been discussed with management and the ramifications of the use of such alternative accounting principles;

(d) any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and
(e) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.
Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6.	Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.
7.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.
Review disclosures made to the Committee by the Company’s CEO and CFO (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

10.
At least annually, obtain and review a report from the independent auditor regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions with respect to the independent auditor to the Board.

11.
Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12.	Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
13.	Be available to the independent auditor during the year for consultation purposes.

Compliance Oversight Responsibilities

14.	Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.
15.
Inquire and discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor, and taking, or recommending the full board take, appropriate action to oversee the independence of the outside auditor.

16.
Review and approve all related-party transactions, including analyzing the shareholder base of each target business so as to ensure that the Company does not consummate a business combination with an entity that is affiliated with the Company’s management.

17.
Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

18.
Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by the employees of the Company of concerns regarding questionable accounting or auditing matters.

19.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

20.	Discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
21.	Review proxy disclosure to ensure that it is in compliance with SEC rules and regulations.

V.	COMMITTEE RESOURCES

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate.  The Committee shall have the authority to retain special legal, accounting or other advisers to advise the Committee, including without limitation the sole authority to determine the fees payable and other terms of retention of the independent auditor for the purpose of rendering or issuing the annual audit reports and any independent legal, accounting or other advisers retained to advise the Committee.  The Company shall provide for appropriate funding for (i) compensation to the Company's independent auditors for the purpose of preparing or issuing audit reports or performing other work, (ii) compensation to any independent legal, accounting or other advisers employed by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

VI.	UNDERSTANDING AS TO THE COMMITTEE'S ROLE

Management of the Company is responsible for the day-to-day operation of the Company's business.  In addition, the independent auditors and management have the fundamental responsibility for the Company's financial statements and disclosures.  As a result, the Company's officers and employees and other persons who may be engaged by the Committee may have more time, knowledge and detailed information about the Company than do the Committee members.  The Committee will review information, opinions, reports or statements presented to the Committee by the Company's officers or employees or other persons as to matters the Committee members reasonably believe are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.  While the Committee has the responsibilities and powers set forth in this charter, each member of the Committee, in the performance of his or her duties, will be entitled to rely in good faith upon reports presented to the Committee by these experts.  The Committee is not responsible for certifying the Company's financial statements or the auditor's report.  Accordingly, the Committee's role does not provide any special assurances with regard to matters that are outside the Committee's area of expertise or that are the traditional responsibility of management and the auditors.